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                                                                    EXHIBIT 99.8

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                    June 30,       December 31,
                                                                      2004             2003
                                                                      ----             ----
                                                                  (Unaudited)
                                     ASSETS

CURRENT ASSETS

                  Cash and cash equivalents                       $   485,051      $ 1,049,302
                  Accounts receivable, net                          4,122,839        3,588,926
                  Inventories, net                                  3,455,078        3,524,151
                  Other current assets                                117,077          143,432
                                                                  -----------      -----------
                                   TOTAL CURRENT ASSETS             8,180,045        8,305,811
PROPERTY AND EQUIPMENT, net                                         1,858,958        1,813,302
OTHER ASSETS                                                          261,344          309,771
                                                                  -----------      -----------
                                                                  $10,300,347      $10,428,884
                                                                  ===========      ===========
                         LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
                  Line of credit                                  $ 2,062,800      $   934,500
                  Notes payable                                       109,061          142,174
                  Accounts payable                                  3,124,206        1,249,698
                  Taxes other than income                              37,773           16,533
                  Other accrued expenses                            1,835,709        1,630,012
                  Current portion of long-term debt                    83,529          139,556
                                                                  -----------      -----------
                                   TOTAL CURRENT LIABILITIES        7,253,078        4,112,473

LONG-TERM DEBT, less current portion                                  390,607          376,882

MEMBERS' EQUITY

                  Preferred equity                                  2,147,157        2,020,584
                  Common equity                                       509,505        3,918,945
                                                                  -----------      -----------
                                                                    2,656,662        5,939,529
COMMITMENTS AND CONTINGENCIES                                              --               --
                                                                  -----------      -----------
                                                                  $10,300,347      $10,428,884
                                                                  ===========      ===========

See accompanying notes to condensed consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                            Six months ended June 30,
                                                            2004                2003
                                                            ----                ----
                                                        (Unaudited)         (Unaudited)
OPERATING REVENUES AND EXPENSES
         Net sales                                      $ 16,537,844       $ 14,312,628
         Less cost of goods sold                           9,814,623          7,825,136
                                                        ------------       ------------
               GROSS PROFIT                                6,723,221          6,487,492
         OPERATING EXPENSES
               Selling, general and administrative         8,999,421          5,345,923
               Depreciation and amortization                 235,724            263,604
                                                        ------------       ------------
                                                           9,235,145          5,609,527
                                                        ------------       ------------
               INCOME (LOSS) FROM OPERATIONS              (2,511,924)           877,965
NONOPERATING REVENUE (EXPENSES)
         Interest                                            (29,402)           (62,420)
         Miscellaneous income                                 68,221             42,886
                                                        ------------       ------------
                                                              38,819            (19,534)
                                                        ------------       ------------
                               NET INCOME (LOSS)        $ (2,473,105)      $    858,431
                                                        ============       ============

See accompanying notes to condensed consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                 Six months ended June 30,
                                                                   2004             2003
                                                                   ----             ----
                                                                (Unaudited)      (Unaudited)

Cash flows from operating activities:

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES              ($633,204)      $ 1,017,713

Cash flows from investing activities:

   Proceeds from sale of fixed assets                              225,499           312,999
   Purchases of property and equipment                            (399,669)         (557,214)
                                                               -----------       -----------
NET CASH USED IN INVESTING ACTIVITIES                             (174,170)         (244,215)

Cash flows from financing activities:

   Borrowing (payments) on short-term borrowing, net             1,128,300          (210,317)
   Borrowing on notes payable and long-term debt                   109,061           249,629
   Principal payments on notes payable and long-term debt         (184,476)          (71,837)
   Members' distribution, redemption of preference equity         (809,762)         (921,561)
                                                               -----------       -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                243,123          (954,086)

Net decrease in cash and cash equivalents                         (564,251)         (180,588)

Cash and cash equivalents, beginning of period                   1,049,302           180,588
                                                               -----------       -----------
Cash and cash equivalents, end of period                       $   485,051       $        --
                                                               ===========       ===========

See accompanying notes to condensed consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business: The Company's primary line of business is the decoration and distribution of headwear and sportswear for customers located throughout the United States. Special event sales are also made on-site on a retail basis. The Company's corporate office and distribution center is located in Phenix City, Alabama.

Basis of Presentation: In the opinion of management, the accompanying condensed consolidated balance sheets and related interim condensed consolidated statements of operations and cash flows include all adjustments (consisting only of normal recurring items) necessary for their fair presentation. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates. Interim results are not necessarily indicative of results to be expected for the full year.

Certain information in footnote disclosures normally included in financial statements has been condensed or omitted in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC").

Nature of Organization: The Company is organized pursuant to the Alabama Limited Liability Company Act. The owners (members) do not have personal liability for any debts or losses of the Company beyond their respective contributions, except as provided by law. The Company shall be dissolved and its affairs concluded on January 1, 2040, unless the term is extended by amendment to the Articles of Organization.

Consolidation: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Kudzu, LLC, The Game, LLC, Outdoors Direct, LLC and Champion, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

Accounts Receivable: For financial reporting purposes, bad debts are accounted for by using the allowance method based on experience and current evaluation of accounts. The direct write-off method is used for income tax reporting purposes.

Inventories: Inventories are valued at the lower of cost or market, with cost being determined by the average-cost method. Cost includes raw materials, direct labor, and manufacturing overhead for manufactured inventory. Market value is based on current replacement cost for raw materials and net realizable value for finished goods.

Property and Equipment: Property and equipment is recorded at cost. Additions, improvements, renewals and expenditures for maintenance that add materially to productive capacity or extend the life of an asset are capitalized. Other expenditures for maintenance and repairs are charged to income as incurred. Upon retirement of an asset, the asset and related allowances for depreciation are eliminated and any gain or loss is included in income.

Depreciation is computed using the straight-line method for financial reporting purposes and accelerated methods for income tax reporting purposes. The estimated average useful lives over which the principal classes of property are depreciated for financial reporting purposes follow:

                 Machinery and equipment             5 - 15 years
                 Headwear tapes                           9 years
                 Furniture and fixtures              5 - 10 years
                 Transportation equipment            5 - 10 years

Intangible Assets: Intangible assets consist of loan costs amortized over the life of the loan and goodwill.

Goodwill is subject to an annual impairment test, with any write-down of carrying value being recorded when impairment has occurred. There was no write-down of carrying value in 2003 as a result of the impairment test.

Shipping and Handling Revenue: The Company includes payments from its customers for shipping and handling in its net revenues line item in accordance with Emerging Issues Task Force ("EITF") 00-10, Accounting of Shipping and Handling Fees and Costs.

Shipping and Handling Costs: Shipping and handling costs are included in cost of goods sold in the Consolidated Statements of Income.

Retirement Plan: The Company has a 401(k) plan in which substantially all full-time employees are eligible to participate. The Company makes contributions to the Plan on the employee's behalf on a discretionary basis.

Income Taxes: For the six-month periods ended June 30, 2004 and 2003, the Company qualifies as a partnership for federal and state income tax purposes. Therefore, no provision for income taxes has been included in the accompanying financial statements since each member's share of income or loss is reported on their respective income tax returns.

Cash and Cash Equivalents: For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B -- INVENTORIES

Inventories are summarized as follows:

                            June 30,       December 31,
                             2004             2003
                             ----             ----
                          (Unaudited)
Raw materials             $   48,191      $   48,531
Finished goods             2,727,019       2,738,866
Inventory in transit         679,868         736,754
                          ----------      ----------
                          $3,455,078      $3,524,151
                          ==========      ==========

NOTE C - SUBSEQUENT EVENT

On July 6, 2004, all of the membership interests in the Company were acquired by Ashworth, Inc.